Exhibit 99.2

First Quarter 2017 Earnings Conference Call

Forward Looking Statements Statements made during this call and presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of today, May 3, 2017. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 11-18 of our 2016 Form 10-K filed on February 24, 2017, and other subsequent filings by Matson with the SEC. Statements made during this call and presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

Opening Remarks Matson’s core Ocean Transportation businesses performed largely as expected in 1Q2017, declining YOY Timing of fuel surcharge collections Lower volume in Hawaii, Alaska and Guam Higher vessel operating expenses related to the deployment of additional vessel in Hawaii Matson’s Logistics business came in lower than expected in 1Q2017 Market softness in both transportation brokerage and freight forwarding Affirming full year 2017 outlook Expect modest improvement in our core tradelanes with the exception of Guam Expect 2017 EBITDA to approximate the $288.6 million generated in 2016 Expect Matson’s 2017 operating income to be lower than 2016

Net Income, EBITDA, EPS – 1Q 2017 See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Hawaii Service First Quarter 2017 Performance Modest westbound market growth Container volume declined YOY 1Q16 benefitted from volume gains related to competitor fleet deployment changes and service issues 2017 Outlook Expect modest market growth, a stable market position, and volume to approximate 2016 level Expect higher than normal operating costs related to the once every five-years dry-docking of neighbor island barges Competitor Service Issues

Hawaii Economic Indicators Indicator (% Change YOY) 2014 2015 2016 2017F 2018F Real Gross Domestic Product 1.1 3.9 2.5 2.0 1.7 Visitor Arrivals 2.4 4.5 3.1 2.2 1.1 Construction Jobs 3.5 9.0 7.3 2.0 1.6 Unemployment Rate (%) 4.4 3.6 3.2 2.9 3.0 Residential Building Permits (9.8) 59.3 (13.9) 3.7 8.4 Non-Residential Building Permits 28.8 (5.6) (23.9) 29.9 3.8 Source: UHERO: University of Hawaii Economic Research Organization; STATE FORECAST UPDATE, March 3, 2017, http://www.uhero.hawaii.edu Hawaii economy continues to perform well: visitor arrivals are up, unemployment is down, and construction is steady The multi-year construction ramp-up has eased, but remains active with a pipeline to support employment near current levels for the next several years As condo development ebbs, new home building on Oahu expected to begin to shift to single-family developments in West Oahu, Ho’opili and Koa Ridge Building on the Neighbor Islands has picked up recently, and while further growth is expected, it is anticipated to be well below the mid-2000s boom

China Expedited Service (CLX) First Quarter 2017 Performance Container volume up 23.4 percent YOY Increased demand for Matson’s expedited service Additional sailing due to vessel return to service from dry-docking 2017 Outlook Expect continued strong demand for Matson’s highly differentiated expedited service Expect modest average rate improvement YOY Source: Shanghai Shipping Exchange Hanjin files for bankruptcy

Guam Service 2017 Outlook Expect heightened competitive environment and lower volume Matson’s significant service advantage expected to remain at 5 days from Oakland and 8 days from LA/Long Beach First Quarter 2017 Performance Modestly lower volume due to competitive losses associated with APL’s U.S. flagged containership service Competitor improved service frequency to weekly in December 2016

Alaska Service 2017 Outlook Lower northbound freight volume due to ongoing economic contraction, partially offset by improved southbound seafood volume With scrubber installation complete, expect lower vessel operating and dry-dock relief expenses Overall, expect modest improvement in our Alaska trade First Quarter 2017 Performance Volume 4.2% lower YOY due to overall market weakness Continued economic contraction of Alaska’s energy-based economy Partially offset by more normal seafood harvest

SSAT Joint Venture First Quarter 2017 Performance Terminal joint venture contribution was $2.3 million higher YOY Primarily attributable to improved lift volume 2017 Outlook Expect FY2017 operating income contribution to approximate FY2016 Expect the launch of new global shipping alliances to create some adjustments between West Coast terminals Matson replacing APMT with SSAT as its Tacoma terminal operator by year end

Matson Logistics First Quarter 2017 Performance Included freight forwarding operations of Span Alaska for full quarter Impacted by economic contraction in Alaska Lower domestic intermodal and highway brokerage yields 2017 Outlook Expect full year 2017 operating income to be approximately $20 million Inclusion of Span Alaska for full year; business expected to be negatively impacted by ongoing recession in Alaska

1Q2017 Operating Income SSAT had a $4.9 million contribution in 1Q17 compared to a $2.6 million contribution in 1Q16 1Q16 1Q17 Change Revenue $366.1 $370.0 $3.9 Operating Income $33.0 $14.5 ($18.5) Oper. Income Margin 9.0% 3.9% 1Q16 1Q17 Change Revenue $88.1 $104.4 $16.3 Operating Income $1.6 $1.9 $0.3 Oper. Income Margin 1.8% 1.8% 1Q17 Consolidated Operating Income of $16.4 million versus $34.6 million in 1Q16

Cash Generation and Uses of Cash Does not include $3.8 million in other uses of cash Net of cash acquired (2) (1)

2017 Outlook Ocean Transportation operating income for 2017 is expected to be lower than the $141.3 million achieved in 2016 Primarily due to heightened competitive environment in Guam Logistics operating income for full year 2017 expected to be approximately $20 million Depreciation and amortization expense expected to be approximately $150 million (including approximately $50 million of dry-docking amortization) Approximately $15 million higher than 2016 primarily due to higher levels of maintenance capital and vessel dry-docking expenditures in 2016 and expected in 2017 As a result, expect 2017 EBITDA to approximate the $288.6 million achieved in 2016 Interest expense for full year 2017 expected to be approximately $25 million Effective tax rate for full year 2017 expected to be approximately 39 percent Second quarter 2017 Outlook: Ocean Transportation operating income expected to approximate the $33.9 million achieved in the second quarter 2016 Logistics operating income expected to approximately double the $2.2 million achieved in the second quarter 2016

Addendum

Addendum – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Depreciation and Amortization (“EBITDA”), and Net Debt/EBITDA. NET DEBT RECONCILIATION March 31, (In millions) 2017 Total Debt: $ 780.3 Less: Cash and cash equivalents (19.5) Capital Construction Fund - cash on deposit (31.2) Net Debt $ 729.6 EBITDA RECONCILIATION Three Months Ended March 31, Last Twelve (In millions) 2017 2016 Change Months Net Income $ 7.0 $ 18.1 $ (11.1) $ 69.4 Add: Income tax expense 3.1 11.6 (8.5) 40.1 Add: Interest expense 6.3 4.9 1.4 25.5 Add: Depreciation and amortization 24.4 23.7 0.7 97.2 Add: Dry - dock amortization 11.5 8.1 3.4 42.3 EBITDA (1) $ 52.3 $ 66.4 $ (14.1) $ 274.5 (1) EBITDA is defined as the sum of net income, less income or loss from discontinued operations, plus income tax expense, interest expense and depreciation and amortization (including deferred dry - docking amortization). EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance .